BY-LAWS

                                       OF

                            WHIRLWIND MARKETING, INC.


                                    ARTICLE I
                                     OFFICES
                                     -------

          Section 1. Registered  Office.  The registered  office shall be in the
                     ------------------
City of Wilmington, County of New Castle, State of Delaware.

          Section 2. Other  Offices.  The  corporation  may also have offices at
                     --------------
such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS
                            ------------------------

          Section 1. Place of Meetings.  Meetings of stockholders  shall be held
                     -----------------
at any place within or outside the State of Delaware designated by the Board of Directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

          Section 2.  Annual  Meeting  of  Stockholders.  The annual  meeting of
                      ---------------------------------
stockholders shall be held each year on a date and a time designated by the Board of Directors. At each annual meeting directors shall be elected and any other proper business may be transacted.

          Section 3. Quorum;  Adjourned  Meetings and Notice Thereof. A majority
                     -----------------------------------------------
of the stock issued and outstanding and entitled to vote at any meeting of stockholders, the holders of which are present in person or represented by proxy, shall constitute a quorum for the transaction of business except when stockholders are required to vote by class, in which event a majority of the issued and outstanding stock of the appropriate class shall be present in person or represented by proxy, or except as otherwise provided by law, by the Certificate of Incorporation, or by these By-Laws. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum and the votes present may continue to transact business until adjournment. If, however, such quorum shall not be present or represented at any meeting of the stockholders, a majority of the voting stock represented in person or by proxy may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat.

          Section 4. Voting.  When a quorum is present at any meeting,  the vote
                     ------
of the holders of a majority of the stock of the corporation, or when stockholders are required to vote by class, the vote of the holders of a majority of the stock of such class, entitled to vote and present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes, or the Certificate of Incorporation, or these By-Laws, a different vote is required in which case such express provision shall govern and control the decision of such question. Each stockholder shall have one vote for each share of stock having voting power, registered in his name on the books of the corporation on the record date set by the Board of Directors as provided in Article V, Section 6 hereof. All elections of directors shall be decided by a plurality vote.

          Section  5.  Proxies.  At  each  meeting  of  the  stockholders,  each
                       -------
stockholder having the right to vote may vote in person or may authorize another person or persons to act for him by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting, unless said instrument provides for a longer period. All proxies must be filed with the Secretary of the corporation at the beginning of each meeting in order to be counted in any vote at the meeting.

          Section 6.  Special  Meetings.  Subject to the rights,  if any, of the
                      -----------------
holders of shares of Preferred Stock then outstanding to call a special meeting of shareholders, special meetings of the stockholders of the corporation (or a respective class) for any purpose or purposes may be called at any time by the Board of Directors, any two directors, the Chairman of the Board of Directors, the Chief Executive Officer or the President, and shall be called by the President or the Secretary at the request in writing of stockholders of record owning at least fifty percent (50%) of the shares of stock of the corporation (or the appropriate class) outstanding and entitled to vote. Special meetings of the stockholders of the corporation may not be called by any other person or persons.

          Section 7. Notice of Stockholder's Meetings. Whenever stockholders are
                     --------------------------------
required or permitted to take any action at a meeting, a written notice of the meeting shall be given which notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The written notice of any meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

          Section 8. Maintenance and Inspection of Stockholder List. The officer
                     ----------------------------------------------
who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within


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the city where the meeting is to be held,  which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

          Section 9.  Action by Written  Consent  Without a Meeting.  Any action
                      ---------------------------------------------
which is required to be or may be taken at any annual or special meeting of stockholders of the corporation may be taken without a meeting, without prior notice to stockholders and without a vote if the unanimous written consent of all of the corporation's stockholders, setting forth the action so taken, is obtained.

                                   ARTICLE III
                                    DIRECTORS
                                    ---------

          Section 1. Number of Directors; Term.
                     -------------------------

                 (a) The authorized number of directors which shall constitute the whole Board shall not be less than one (1) nor more than eleven (11). Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding to elect additional directors under specified circumstances, the exact number of directors shall be fixed by a resolution duly adopted by the Board of Directors. Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding to vote as a separate class on any increase in the number of directors, the Board of Directors may by a vote of not less than a majority of all directors then in office increase or decrease the number of directors from time to time without a vote of stockholders; provided however, that any such decrease shall not eliminate or shorten the term of any director then in office. The directors need not be stockholders.

                 (b) Except as otherwise provided by statute, the Certificate of Incorporation or these By-Laws, the directors shall be elected at the annual meeting of stockholders at which a quorum is present, and the persons receiving a plurality of the votes cast at such election shall be elected. Each director shall hold office until the next annual meeting of stockholders and until his successor is duly elected and qualified; provided, however, that unless otherwise provided by the Certificate of Incorporation or by law, and subject to the rights, if any, of the holders of the shares of any Preferred Stock then outstanding, any or all of the directors of the corporation may be removed from office by the stockholders at an annual or special meeting of stockholders by the affirmative vote of at least 66-2/3% of the outstanding shares of Common Stock of the corporation, the notice of which shall state the removal of a director or directors is among the purposes of the meeting.

          Section 2. Vacancies.  Except as otherwise provided by the Certificate
                     ---------
of Incorporation, and subject to the rights, if any, of the holders of the shares of any Preferred Stock then outstanding, newly created directorships resulting from any increase in the number of directors or any vacancy on the Board of Directors resulting from death, resignation, retirement, disqualification, removal or any other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold


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

office for the remainder of the full term of the new directorship created or the directorship in which the vacancy occurred or until such director's successor shall have been duly elected and qualified.

          Section 3. Powers.  The property and business of the corporation shall
                     ------
be managed by or under the direction of its Board of Directors. In addition to the powers and authorities by these By-Laws expressly conferred upon them, the Board may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by theses By-Laws directed or required to be exercised or done by the stockholders.

          Section 4. Directors' Meetings.  The directors may hold their meetings
                     -------------------
and have one or more offices, and keep the books of the corporation outside of the State of Delaware.

          Section  5.  Regular  Meetings.  Regular  meetings  of  the  Board  of
                       -----------------
Directors may be held without notice at such time and place as shall from time to time be determined by the Board.

          Section 6.  Special  Meetings.  Subject to the rights,  if any, of the
                      -----------------
holders of shares of Preferred Stock then outstanding to call a special meeting of the Board of Directors, special meetings of the Board of Directors may be called by the Chairman of the Board, Chief Executive Officer or President on forty-eight hours' notice to each director, either personally or by mail, by facsimile or by telegram; special meetings shall be called by the President or the Secretary in like manner and on like notice on the written request of two directors unless the Board consists of only one director; in which case special meetings shall be called by the President or Secretary in like manner or on like notice on the written request of the sole director.

          Section  7.  Quorum.  At all  meetings  of the  Board of  Directors  a
                       ------
majority of the total number of directors then in office shall be necessary and sufficient to constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which there is a quorum, shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these By-Laws. If a quorum shall not be present at any meeting of the Board of Directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

          Section 8. Action Without Meeting.  Unless otherwise restricted by the
                     ----------------------
Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

          Section 9.  Telephonic  Meeting.  Unless  otherwise  restricted by the
                      -------------------
Certificate  of  Incorporation  or  these  By-Laws,  members  of  the  Board  of
Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by


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

means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

          Section 10.  Committees of Directors.  The Board of Directors  may, by
                       -----------------------
resolution passed by a majority of the whole Board, designate one or more committees, each such committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the By-Laws of the corporation; and, unless the resolution or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger.

          Section 11. Minutes of Committee  Meetings.  Each committee shall keep
                      ------------------------------
regular minutes of its meetings and report the same to the Board of Directors when required.

          Section 12. Compensation Of Directors.  Unless otherwise restricted by
                      -------------------------
the Certificate of Incorporation or these By-Laws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors and/or a stated salary as director, and such other compensation, including but not limited to stock options or stock awards, as the Board deems reasonable. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                   ARTICLE IV
                                    OFFICERS
                                    --------

          Section 1. Officers.  The officers of this corporation shall be chosen
                     --------
by the Board of Directors and shall include a Chief Executive Officer, President, a Secretary, and a Treasurer. The corporation may also have at the discretion of the Board of Directors such other officers as are desired, including a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries and Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 hereof. In the event there are two or more Vice


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Presidents,  then one or more may be  designated  as Executive  Vice  President,
Senior Vice President, or other similar or dissimilar title. At the time of the election of officers, the directors may by resolution determine the order of their rank. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these By-Laws otherwise provide.

          Section 2. Election of Officers. The Board of Directors,  at its first
                     --------------------
meeting after each annual meeting of stockholders, shall choose the officers of the corporation.

          Section 3.  Subordinate  Officers.  The Board of Directors may appoint
                      ---------------------
such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

          Section  4.   Compensation   of  Officers.   The  salaries  and  other
                        ---------------------------
compensation of all officers and agents of the corporation shall be fixed by the Board of Directors or any applicable committee of the Board of Directors.

          Section 5. Term of Office: Removal and Vacancies.  The officers of the
                     -------------------------------------
corporation shall hold office until their successors are chosen and qualify in their stead. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. If the office of any officer or officers becomes vacant for any reason, the vacancy shall be filled by the Board of Directors.

          Section 6. Chairman of the Board.  The Chairman of the Board,  if such
                     ---------------------
an officer be elected, shall, if present, preside at all meetings of the Board of Directors and all meetings of stockholders, and shall exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by these By-Laws. The Chairman of the Board need not be an employee of the corporation.

          Section 7. Chief Executive Officer.  The Chief Executive Officer shall
                     -----------------------
have general supervisory responsibility and authority over the officers of the corporation, shall see that all orders and resolutions of the Board of Directors are carried into effect, shall preside at all meetings of the Board of Directors in the absence of the Chairman, and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe. He shall have the general powers and duties of management usually vested in the office of Chief Executive Officer of corporations. The Board of Directors shall determine the person or persons who shall perform the duties and exercise the powers of the Chief Executive Officer in the absence or disability of the Chief Executive Officer.

          Section 8. President.  The President shall, under the direction of the
                     ---------
Chief Executive Officer, have general and active management of the business of the corporation and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe. The Board of Directors shall determine the person or persons who shall perform the duties and exercise the powers of the President in the absence or disability of the President.

          Section  9.  Vice  President.  In the  absence  or  disability  of the
                       ---------------
President, the Vice Presidents in order of their rank as fixed by the Board of Directors, or if not ranked, the


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

Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall have such other duties as from time to time may be prescribed for them, respectively, by the Board of Directors.

          Section 10. Secretary.  The Secretary shall attend all sessions of the
                      ---------
Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose; and shall perform like duties for the standing committees when required by the Board of Directors. He shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or these By-Laws. He shall keep in safe custody the seal of the corporation, and when authorized by the Board, affix the same to any instrument requiring it, and when so affixed it shall be attested by his signature or by the signature of an Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

          Section 11.  Assistant  Secretary.    The Assistant  Secretary,  or if
                       --------------------
there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, of if there be no such determination, the Assistant
Secretary designated by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

          Section 12.  Treasurer.  The  Treasurer  shall have the custody of the
                       ---------
corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys, and other valuable effects in the name of and to the credit of the corporation, in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the corporation. If required by the Board of Directors, he shall give the corporation a bond, in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors, for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation. Unless and until a separate individual is appointed as chief financial officer, the Treasurer shall serve as chief financial officer of the corporation.

          Section 13. Assistant Treasurer.  The Assistant Treasurer, or if there
                      -------------------
shall be more than one, the Assistant Treasurers in the order determined, by the Board of Directors, or if there be no such determination, the Assistant
Treasurer designated by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.


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                                    ARTICLE V
                              CERTIFICATES OF STOCK
                              ----------------------

     Section 1. Certificates.  Every holder of stock of the corporation shall be
                ------------
entitled to have a certificate signed by, or in the name of the corporation by the Chief Executive Officer or President and by the Secretary or Treasurer of the corporation, certifying the number of shares represented by the certificate owned by such stockholder in the corporation.

     Section 2. Signature on  Certificates.  Any or all of the signatures on the
                --------------------------
certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

     Section 3.  Statement  Of Stock  Rights,  Preferences,  Privileges.  If the
                 ------------------------------------------------------
corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences or rights shall be set forth in full or summarized on the face of or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof, and the qualifications, limitations or restrictions of such preferences or rights.

     Section 4. Lost  Certificates.  The Board of Directors  or Chief  Executive
                ------------------
Officer of the corporation may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate or certificates to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors or Chief Executive Officer of the corporation may, in its or his discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.


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


     Section 5. Transfers of Stock.  Upon surrender to the  corporation,  or the
                ------------------
transfer agent of the corporation, of a certificate for shares duly endorsed or accompanied, by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     Section 6. Registered  Stockholders.  The corporation  shall be entitled to
                ------------------------
treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Delaware.

                                   ARTICLE VI
                               GENERAL PROVISIONS
                               ------------------

     Section 1. Dividends.  Dividends upon the capital stock of the corporation,
                ---------
subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting pursuant to law. Dividends may he paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

     Section 2. Payment of Dividends.  Before  payment of any dividend there may
                --------------------
be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interests of the corporation, and the directors may abolish any such reserve.

     Section  3.  Check.  All  checks  or  demands  for  money  and notes of the
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corporation  shall  be  signed  by such  officer  or  officers  as the  Board of
Directors may from time to time designate.

     Section 4. Fiscal Year. The fiscal year of the  corporation  shall be fixed
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by resolution of the Board of Directors.

     Section 5. Corporate Seal. The corporate seal shall have inscribed  thereon
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the  name of the  corporation,  the  year  of its  organization  and  the  words
"Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     Section 6. Manner of Giving Notice.  Whenever,  under the provisions of the
                -----------------------
statutes or of the Certificate of Incorporation or of these By-Laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to he given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by overnight courier, facsimile or by telegram.


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

     Section 7.  Waiver of Notice.  Whenever  any notice is required to be given
                 ----------------
under the provisions of the statutes or of the Certificate of Incorporation or of these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed to be the equivalent. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

     Section 8. Annual  Statement.  The Board of Directors shall present at each
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annual meeting,  and at any special meeting of the stockholders  when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

                                   ARTICLE VII
                                   AMENDMENTS
                                   ----------

     The Board of Directors is expressly empowered to adopt, amend or repeal by-laws of the corporation, without the approval of the stockholders. Any adoption, amendment or repeal of by-laws of the corporation by the Board of Directors shall require the approval of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board). The stockholders shall also have power to adopt, amend or repeal the by-laws of the corporation. In addition to any vote of the holders of any class or series of stock of this corporation required by law or by the Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of Common Stock of the corporation shall be required to adopt, amend or repeal any provision of the by-laws of the corporation.


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